                                                                     EXHIBIT 4.7

                    TRADEMARK COLLATERAL SECURITY AGREEMENT


          This TRADEMARK COLLATERAL SECURITY AGREEMENT (this "AGREEMENT") is dated as of May 21, 1997 and entered into by and between AFC ENTERPRISES, INC., (formerly known as Americas Favorite Chicken Company, Inc.) a Minnesota corporation ("GRANTOR"), and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement (as hereinafter defined).

                             PRELIMINARY STATEMENTS

          A. Secured Party, Lenders and Goldman Sachs Credit Partners L.P., as syndication agent and arranging agent, have entered into a Credit Agreement dated as of May 21, 1997 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Grantor pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Grantor.

          B. Grantor may enter into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS"), and it is desired that the obligations of Grantor under the Lender Interest Rate Agreements, including without limitation the obligation of Grantor to make payments thereunder in the event of early termination thereof, together with all obligations of Grantor under the Credit Agreement and the other Loan Documents, be secured hereunder.

          C. Grantor owns and uses in its business, and will in the future adopt and so use, various intangible assets, including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto (collectively, the "TRADEMARKS").

          D. Secured Party desires to become a secured creditor with respect to all of the existing and future material Trademarks, all registrations that have been or may hereafter be issued or applied for thereon in the United States (except where the assignment of an intent to use application would result in an abandonment of such right) and any state thereof (the "REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), all goodwill of Grantor's business symbolized by the Trademarks and associated therewith, including without limitation the documents and things described in
Section 1(b) (the "ASSOCIATED GOODWILL"), and all proceeds, except as otherwise provided in the Credit Agreement, of the Trademarks, the

                                       1
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Registrations, the Trademark Rights and the Associated Goodwill, and Grantor
agrees to create a secured and protected interest in the Trademarks, the Registrations, the Trademark Rights, the Associated Goodwill and all the proceeds thereof as provided herein.

          E. Pursuant to the Company Security Agreement, Grantor has granted to Secured Party a lien on and security interest in, among other assets, the machinery, equipment, formulations, manufacturing procedures, quality control procedures and product specifications relating to the products and services sold or delivered under or in connection with the Trademarks such that, upon the occurrence and during the continuation of an Event of Default, Secured Party would be able to exercise its remedies consistent with the Company Security Agreement, this Agreement and applicable law to foreclose upon Grantor's business and use the Trademarks, the Registrations and the Trademark Rights in conjunction with the continued operation of such business, maintaining substantially the same product and service specifications and quality as maintained by Grantor, and benefit from the Associated Goodwill.

          F. To permit Secured Party to operate Grantor's business without interruption and to use the Trademarks, Registrations, Trademark Rights and Associated Goodwill in conjunction therewith only upon the occurrence and during the continuation of an Event of Default, Grantor is willing to appoint Secured Party as Grantor's attorney-in-law and attorney-in-fact to execute documents and take actions to assign Grantor's right, title and interest in the Collateral (as hereinafter defined) to Secured Party.

          G. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

          SECTION 1.  GRANT OF SECURITY.  Grantor hereby assigns to Secured
                      -----------------
Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

          (a) each of the Trademarks and rights and interests in Trademarks which are presently, or in the future may be, owned, held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part (including, without limitation, the Trademarks specifically identified in Schedule A annexed
                                                              ----------
hereto, as the same may be amended pursuant hereto from time to time), and including all Trademark Rights with respect thereto and all foreign, federal and state Registrations therefor heretofore or hereafter granted or applied for, the right (but not the

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obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend the Trademarks, Registrations and Trademark Rights, the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Secured Party or otherwise for past, present and future infringements of the Trademarks, Registrations or Trademark Rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the Associated Goodwill; it being understood that the rights and interests included herein shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to the Trademarks, Registrations or Trademark Rights presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

          (b) the following documents and things in Grantor's possession, or subject to Grantor's right to possession, related to (Y) the production, sale and delivery by Grantor, or by any Affiliate, licensee or subcontractor of Grantor, of products or services sold or delivered by or under the authority of Grantor in connection with the Trademarks, Registrations or Trademark Rights (which products and services shall, for purposes of this Agreement, be deemed to include, without limitation, products and services sold or delivered pursuant to merchandising operations utilizing any Trademarks, Registrations or Trademark Rights); or (Z) any retail or other merchandising operations conducted under the name of or in connection with the Trademarks, Registrations or Trademark Rights by Grantor or any Affiliate, licensee or subcontractor of Grantor:

               (i) all lists and ancillary documents that identify and describe any of Grantor's customers, or those of its Affiliates, licensees or subcontractors, for products sold and services delivered under or in connection with the Trademarks or Trademark Rights, including without limitation any lists and ancillary documents that contain a customer's name and address, the name and address of any of its warehouses, branches or other places of business, the identity of the Person or Persons having the principal responsibility on a customer's behalf for ordering products or services of the kind supplied by Grantor, or the credit, payment, discount, delivery or other sale terms applicable to such customer, together with information setting forth the total purchases, by brand, product, service, style, size or other criteria, and the patterns of such purchases;

               (ii) all product and service specification documents and production and quality control manuals used in the manufacture or delivery of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights;

               (iii) all documents which reveal the name and address of any source of supply, and any terms of purchase and delivery, for any and all materials, components and services used in the production of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights; and

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               (iv)  all documents constituting or concerning the then current or proposed advertising and promotion by Grantor or its Affiliates, licensees or subcontractors of products and services sold or delivered under or in connection with the Trademarks or Trademark Rights including, without limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and services;

          (c) all general intangibles relating to the Collateral;

          (d) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (e) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party, any Lender or any Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

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          SECTION 3.  GRANTOR REMAINS LIABLE.  Anything contained herein to the
                      ----------------------
contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) except as provided in Section 13, Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Grantor represents and
                      ------------------------------
warrants as follows:

          (a) Description of Collateral.  A true and complete list of all
              -------------------------
Registrations held (whether pursuant to a license or otherwise) or used by Grantor, in whole or in part, as of the date of this Agreement is set forth in Schedule A annexed hereto.
----------

          (b) Validity and Enforceability of Collateral.  Each of the
              -----------------------------------------
Registrations is valid and subsisting and, to the best of Grantor's knowledge, enforceable; each of the Trademarks and Trademark Rights is, to the best of Grantor's knowledge, valid, subsisting and enforceable; and except as set forth in Schedule 5.16 to the Credit Agreement Grantor is not aware of any pending or threatened claim by any third party that any of the Trademarks, Registrations or Trademark Rights is invalid or unenforceable or that the use of any of the Trademarks, Registrations or Trademark Rights violates the rights of any third person or of any basis for any such claim.

          (c) Ownership of Collateral.  Except as permitted under the Credit
              -----------------------
Agreement and except for the security interest created by this Agreement, Grantor owns the Collateral free and clear of any Lien. Except as disclosed in the Credit Agreement and except such as may have been filed in favor of Secured Party relating to this Agreement, (i) no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the Collateral is on file in the United States Patent and Trademark Office.

          (d) Office Locations; Other Names.  The chief place of business, the
              -----------------------------
chief executive office and the office where Grantor keeps its records regarding the Collateral is, and has been for the six-month period preceding the date hereof, located at Suite 1700, Six Concourse Parkway, Atlanta, Georgia 30328. Grantor has not in the past four years done, and does not now do, business in the United States under any other name (including any trade-name or fictitious business name) except America's Favorite Chicken Company, Churchs Chicken, Popeyes Chicken & Biscuits, Popeyes Famous Fried Chicken & Biscuits, AFC International, Far West Products, Muchos, Chesapeake Bagel Bakery and Texas Chicken.

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          (e) Governmental Authorizations.  To the best of the Grantor's
              ---------------------------
knowledge no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body in the United States is required for either (i) the grant by Grantor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder with respect to United States Trademarks, Registrations and Trademark Rights (except as may have been taken by or at the direction of Grantor and except for the filing of a financing statement describing the Collateral with the Superior Court of any County within the State of Georgia and the recording of this Agreement with the United States Patent and Trademark Office).

          (f) Perfection.  This Agreement, together with the filing of a
              ----------
financing statement describing the Collateral with the Secretary of State of the State of Georgia and the recording of this Agreement with the United States Patent and Trademark Office, creates in the United States a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations.

          (g) Previous Name.  The Grantor owns and has full and valid
              -------------
entitlement to each of the Registrations, Trademarks and Trademark Rights that are or may be in the name of Americas Favorite Chicken Company, Inc., rather than in the name of Grantor, and Grantor shall in the ordinary course of business amend and correct such Registrations, Trademarks and Trademark Rights so that they are in the correct and sole name of Grantor.

          (h) Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.


          SECTION 5.  FURTHER ASSURANCES; NEW TRADEMARKS, REGISTRATIONS AND
                      -----------------------------------------------------
TRADEMARK RIGHTS.
----------------

          (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may reasonably necessary, as requested by Secured Party, in order to perfect and protect any security interest or assignment granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will:
(i) execute and file in the United States, or any state thereof, such financing or continuation statements, amendments thereto, and such other instruments or notices, as may be reasonably necessary, as requested by Secured Party, in order to perfect and preserve the security interests granted or purported to be granted hereby, (ii) use its reasonable best efforts (which shall not be deemed in any case to involve expenditures by Grantor in excess of $1,000) to obtain any necessary consents of third parties to the grant and perfection of a security interest and assignment to Secured Party with respect to any Collateral, (iv) at any reasonable time, upon reasonable prior notice from Secured

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Party, exhibit the Collateral to and allow inspection of the Collateral by
Secured Party, or persons designated by Secured Party, and (v) at Secured Party's request, appear in and defend any action or proceeding that may materially affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral which is, individually or in the aggregate, material to the business or operations of Grantor or any Subsidiary of Grantor which licenses or uses such Collateral.

          (b) To the fullest extent permitted by law, Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. To the fullest extent permitted by law, Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) Grantor hereby authorizes Secured Party to modify this Agreement without obtaining Grantor's approval of or signature to such modification by amending Schedule A annexed hereto to include reference to any right, title or
         ----------
interest in any existing Registration or any Registration acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Registration in which Grantor no longer has or claims any right, title or interest; provided Secured Party provides Grantor with five
                              --------
business days prior notice in writing of such modification during which period Grantor shall inform Secured Party of any errors and inconsistencies.

          (d) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (e) If Grantor shall obtain rights to any new Trademarks, Registrations or Trademark Rights, the provisions of this Agreement shall automatically apply thereto. Grantor shall, promptly at the end of June and December each year, notify Secured Party in writing of any rights to any new Trademarks or Trademark Rights acquired by Grantor after the date hereof or during the most recent calendar quarter, as applicable, and of any Registrations issued or applications for Registration made after the date hereof or during the most recent calendar quarter, as applicable. Concurrently with the filing of an application for Registration for any United States Trademark, Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Trademark Collateral Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Secured Party, pursuant to which Grantor shall grant a security interest to the extent of its interest in such Registration as provided herein to Secured Party unless so doing would, in the reasonable judgment of Grantor, after due inquiry, result in the grant of a Registration in the name of Secured Party, in which event Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in any case promptly following the grant of the Registration.

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

          SECTION 6. CERTAIN COVENANTS OF GRANTOR.  Grantor shall:
                     ----------------------------

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any material and applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business or chief executive office or the office where Grantor keeps its records regarding the Collateral;

          (d) pay promptly before any penalty accrues thereon all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments,
       --------
charges, levies or claims not later than five days prior to the date of any proposed and unstayed sale under any judgement, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment;

          (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by subsection 8(a) of this Agreement and the Credit Agreement; provided that Grantor may license Trademarks
                                    --------
or Trademark Rights to its franchisees, manufacturers and suppliers in the ordinary course of its business;

          (f) except for Liens permitted under the Credit Agreement and except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

          (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Trademarks, Registrations and Trademark Rights at its chief executive office or principal place of business;

          (h) not, without the prior written consent of Secured Party, which shall not be unreasonably withheld, permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, Grantor's rights and interests in any property included within the definitions of any Trademarks, Registrations, Trademark Rights and Associated Goodwill acquired under such contracts;

          (i) take all reasonable steps necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Trademarks and Trademark Rights, including without limitation entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

          (j) use proper statutory notice in connection with its use of each of the Trademarks, Registrations and Trademark Rights;

          (k) use consistent standards of high quality (consistent with Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks, Registrations and Trademark Rights, including, to the extent applicable, in the operation and maintenance of its retail stores and other merchandising operations; and

          (l) upon any officer of Grantor obtaining knowledge thereof, promptly notify Secured Party in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof (which portion is material to the business or operations of Grantor or any Subsidiary of Grantor which licenses or uses such Collateral), the ability of Grantor or Secured Party to dispose of the Collateral or any portion thereof (which portion is material to the business or operations of Grantor or any Subsidiary of Grantor which licenses or uses such Collateral), or the rights and remedies of Secured Party in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof (which portion is material to the business or operations of Grantor or any Subsidiary of Grantor which licenses or uses such Collateral).

          SECTION 7.  AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                      --------------------------------------------
otherwise provided in this Section 7, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor in respect of the Collateral or any portion thereof. In connection with such collections, Grantor may take (and, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to obtain collection of such amounts; provided, however, that Secured Party shall have the right at any time,
         --------  -------
upon the occurrence and during the continuation of an Event of Default and upon written notice to Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby, and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and
                   -------
proceeds (including checks and other instruments) received by Grantor in respect of amounts due to Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 15, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          SECTION 8. TRADEMARK APPLICATIONS, LITIGATION AND DISPOSALS.
                     ------------------------------------------------

          (a) Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute any trademark application relating to any of the Trademarks specifically identified in Schedule A annexed hereto that
                                                 ----------
is pending as of the date of this Agreement, to make federal application on any existing or future registerable but unregistered Trademarks, and to file and prosecute opposition and cancellation proceedings, renew Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Trademarks, Registrations and Trademark Rights. Any expenses incurred in connection therewith shall be borne solely by Grantor. Grantor shall not abandon any Trademark, Registration or Trademark Right. Notwithstanding anything contained in this subsection 8(a), Grantor need not make federal application with respect to or take other action to preserve or maintain, and may abandon, sell, assign (by operation of law or otherwise), any Trademark, Registration or Trademark Right which is not, individually or in the aggregate, material to the business or operations of Grantor or any Subsidiary of Grantor which licenses or uses such Collateral or to the extent consistent with past practices and good business judgment.

          (b) Except as provided in Section 8(d), Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Collateral. Secured Party shall provide, at Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

          (c) Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any material adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in
Section 8(a) or 8(b) or regarding Grantor's claim of ownership in or right to use any of the Trademarks, Registrations or Trademark Rights, its right to register the same, or its right to keep and maintain such Registration. Grantor shall provide to Secured Party any information with respect thereto reasonably requested by Secured Party.

          (d) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right (but not the obligation) to bring suit, in the name of Grantor, Secured Party or otherwise, to enforce any Trademark, Registration, Trademark Right, Associated Goodwill and any license thereunder, in which event Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in

Section 16 in connection with the exercise of its rights under this Section 8. To the extent that Secured Party shall elect not to bring suit to enforce any Trademark, Registration, Trademark Right, Associated Goodwill or any license thereunder as provided in this Section 8(d), Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement by others of any of the Trademarks, Registrations or Trademark Rights which are, individually or in the aggregate, material to the business or operations of Grantor or any Subsidiary of Grantor which licenses or uses such Collateral, and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

          SECTION 9.  NON-DISTURBANCE AGREEMENTS, ETC.  If and to the extent
                      --------------------------------
that Grantor is permitted to license the Collateral, Secured Party shall enter into a non-disturbance agreement or other similar arrangement, at Grantor's request and expense, with Grantor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Secured Party pursuant to which
(a) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with Grantor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

          SECTION 10.  REASSIGNMENT OF COLLATERAL.  If (a) an Event of Default
                       --------------------------
shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall have occurred and be continuing, (c) an assignment to Secured Party of any rights, title and interests in and to the Collateral shall have been previously made and shall have become absolute and effective pursuant to Section 11(f) or Section 14(b), and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Grantor and the written consent of Secured Party, Secured Party shall promptly execute and deliver to Grantor such assignments as may be necessary to reassign to Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party pursuant hereto; provided that, after giving effect to such reassignment, Secured Party's
        --------
security interest granted pursuant to Section 1, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided, further that the rights, title and interests so
                --------  -------
reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Liens.

          SECTION 11.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Grantor hereby
                       ----------------------------------------
irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem reasonably necessary to accomplish the purposes of this Agreement, including without limitation:

          (a) upon the occurrence and during the continuation of an Event of Default, to endorse Grantor's name on all applications, documents, papers and instruments reasonably necessary for Secured Party in the use or maintenance of the Collateral;

          (b) upon the occurrence and during the continuation of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuation of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) upon the occurrence and during the continuation of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand; provided, however, that unless an Event of Default shall have occurred and be
--------  -------
continuing, Secured Party may not pay or discharge any such tax or Lien which is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; and

          (f) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Secured Party pursuant to Section 14(b), (ii) subject to existing grants or licenses, to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) subject to existing grants or licenses, otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems reasonably necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

          SECTION 12.  SECURED PARTY MAY PERFORM.  If Grantor fails to perform
                       -------------------------
any agreement contained herein within the time provided for performance hereunder, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under
Section 16.

          SECTION 13.  STANDARD OF CARE.  The powers conferred on Secured Party
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

          SECTION 14.  REMEDIES.  If any Event of Default shall have occurred
                       --------
and be continuing:

          (a) Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Grantor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. To the fullest extent permitted by law, Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by

Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the fullest extent permitted by law, Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Upon written demand from Secured Party, Grantor shall execute and deliver to Secured Party an assignment or assignments of the Trademarks, Registrations, Trademark Rights and the Associated Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement. Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

          (c) Within five Business Days after written notice from Secured Party, Grantor shall make available to Secured Party, to the extent within Grantor's power and authority, such personnel in Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by Grantor under or in connection with the Trademarks, Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

          SECTION 15.  APPLICATION OF PROCEEDS.  Except as expressly provided
                       -----------------------
elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and reasonable expenses of such sale, collection or other realization, including all expenses, liabilities and advances made or incurred by Secured Party in connection therewith, including reasonable fees and expenses of its agents and counsel, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 16;

          SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) in such order as Secured Party shall elect; and

          THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 16.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Grantor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

          SECTION 17.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.  This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

          SECTION 18.  SECURED PARTY AS ADMINISTRATIVE AGENT.
                       -------------------------------------

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders pursuant to the Credit Agreement. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any
--------
remedies provided for in Section 14 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Loan Documents other than any Lender Interest Rate Agreements, the holders of a majority in notional amount of all Lender Interest Rate Agreements (or, if a Lender Interest Rate Agreement has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreements).

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.6 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

          SECTION 19.  AMENDMENTS; ETC.  No amendment, modification, termination
                       ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 20.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 21.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 22.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 23.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 24.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE

VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 25.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              AFC ENTERPRISES, INC.


                              By:   /s/ Samuel N. Frankel
                                    ---------------------------

                                    Samuel N. Frankel
                                    Chief Financial Officer


                              Notice Address:

                              AFC Enterprises, Inc.
                              Suite 1700
                              Six Concourse Parkway
                              Atlanta, Georgia 30328
                              Tel:  (770) 353-9500
                              Fax:  (770) 353-3074

                              Attention: Gerald Wilkins
                                         Chief Financial Officer

                              with copies to:

                              Samuel N. Frankel, Esq.
                              Genral Counsel
                              AFC Enterprises, Inc.
                              Suite 1700
                              Six Concourse Parkway
                              Atlanta, Georgia 30328

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE,
                              as Secured Party


                              By:   /s/ Marybeth Ross
                                    ---------------------------
                                    Marybeth Ross
                                    Authorized Signatory


                              Notice Address:

                              Canadian Imperial Bank of Commerce
                              Agency Services
                              425 Lexington Avenue
                              New York, New York  10017
                              Attention: Marybeth Ross
                              Tel:  212 856-3691
                              Fax:  212 856-3763

                                   SCHEDULE A
                                       TO
                              TRADEMARK COLLATERAL
                               SECURITY AGREEMENT

                            TRADEMARK REGISTRATIONS

----------------------------------------------------------------------------------------------------------
                                                                   REGISTRATION
UNITED STATES TRADEMARK DESCRIPTION                                   NUMBER                     STATUS
----------------------------------------------------------------------------------------------------------
CHURCH'S (script)                                                     815,076                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S (script)                                                     815,614                  Registered
----------------------------------------------------------------------------------------------------------
CHURCHIE and design                                                   924,852                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S FRIED CHICKEN & rainbow "C" design                         1,052,133                  Registered
----------------------------------------------------------------------------------------------------------
THE PEOPLE'S CHOICE                                                 1,120,756                  Registered
----------------------------------------------------------------------------------------------------------
MASTER MERCHANT & design                                            1,148,341                  Registered
----------------------------------------------------------------------------------------------------------
MASTER MERCHANT                                                     1,148,342                  Registered
----------------------------------------------------------------------------------------------------------
THE PEOPLE'S CHOICE                                                 1,162,109                  Registered
----------------------------------------------------------------------------------------------------------
CHURCHS FRIED CHICKEN & rainbow "C" design                          1,195,826                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S FRIED CHICKEN                                              1,208,752                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S PECAN PIE & design                                         1,296,650                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S CHICKEN & BISCUITS w/design                                1,311,632                  Registered
----------------------------------------------------------------------------------------------------------
CRISPY NUGGETS                                                      1,375,297                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S CHICKEN & design                                           1,471,070                  Registered
----------------------------------------------------------------------------------------------------------
SPICY SPRINKLE                                                      1,517,337                  Registered
----------------------------------------------------------------------------------------------------------
G. W. JR'S (stylized)                                               1,124,771                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S G.W. JR'S & design                                         1,141,000                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S G.W. JR'S & design                                         1,143,746                  Registered
----------------------------------------------------------------------------------------------------------
CHURCH'S G.W. JR'S & design                                         1,110,150                  Registered
----------------------------------------------------------------------------------------------------------
RON'S                                                               1,138,992                  Registered
----------------------------------------------------------------------------------------------------------
RON'S KRISPY FRIED CHICKEN                                          1,337,289                  Registered
----------------------------------------------------------------------------------------------------------
JUST THE WAY YOU LIKE IT & design                                   1,716,123                  Registered
----------------------------------------------------------------------------------------------------------
CENTSIBLES                                                          1,722,829                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                 1,021,254                  Registered
----------------------------------------------------------------------------------------------------------

                                    XIV-A-1

----------------------------------------------------------------------------------------------------------
                                                                   REGISTRATION
UNITED STATES TRADEMARK DESCRIPTION                                   NUMBER                     STATUS
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                 1,030,944                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                 1,121,096                  Registered
----------------------------------------------------------------------------------------------------------
CAJUN SPARKLE                                                       1.371.596                  Registered
----------------------------------------------------------------------------------------------------------
IT'S A GREAT NEW TASTE                                              1,530,215                  Registered
----------------------------------------------------------------------------------------------------------
IT'S A GREAT NEW TASTE                                              1,146,772                  Registered
----------------------------------------------------------------------------------------------------------
LOVE THAT CHICKEN                                                   1,116,753                  Registered
----------------------------------------------------------------------------------------------------------
LOVE THAT CHICKEN FROM POPEYES                                      1,257,959                  Registered
----------------------------------------------------------------------------------------------------------
ORIGINAL NEW ORLEANS FLAVOR                                         1,481,990                  Registered
----------------------------------------------------------------------------------------------------------
POP Advertising                                                     1,118,920                  Registered
----------------------------------------------------------------------------------------------------------
PAL-PAK                                                             1,622,427                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES (dancing letters)                                           1,267,567                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                 1,552,225                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES FAMOUS FRIED CHICKEN (word mark)                            1,257,702                  Registered
----------------------------------------------------------------------------------------------------------
CELEBRATE THE SEASONINGS (word mark)                                1,820,292                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES FAMOUS FRIED CHICKEN & BISCUITS (old sign)                  1,257,958                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES FAMOUS FRIED CHICKEN & BISCUITS (word mark)                 1,378,568                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES (dancing letters)                                           1,551,239                  Registered
----------------------------------------------------------------------------------------------------------
RAGIN' CAJUN RICE                                                   1,253,123                  Registered
----------------------------------------------------------------------------------------------------------
SIGN DESIGN (w/o Color)                                             1,112,389                  Registered
----------------------------------------------------------------------------------------------------------
SIGN DESIGN (w/o Color)                                             1,112,390                  Registered
----------------------------------------------------------------------------------------------------------
SPECIALIZED FOOD EQUIPMENT CO.                                      1,150,679                  Registered
----------------------------------------------------------------------------------------------------------
SIGN DESIGN (w/o Color)                                             1,107,576                  Registered
----------------------------------------------------------------------------------------------------------
SIGN DESIGN (w/o Color)                                             1,107,575                  Registered
----------------------------------------------------------------------------------------------------------
SUPER POPEYES                                                       1,583,074                  Registered
----------------------------------------------------------------------------------------------------------
LOVIN' THAT CHICKEN42                                               1,735,535                  Registered
----------------------------------------------------------------------------------------------------------
STARS & SPICE                                                       1,895,411                  Registered
----------------------------------------------------------------------------------------------------------
(Popeyes) SUPER BOX                                                 1,729,637                  Registered
----------------------------------------------------------------------------------------------------------
CAJUN TAILGATORS                                                    1,734,169                  Registered
----------------------------------------------------------------------------------------------------------
JUST THE WAY YOU LIKE IT                                            1,716,123                  Registered
----------------------------------------------------------------------------------------------------------
TENDER STRIPS                                                       1,747,962                  Registered
----------------------------------------------------------------------------------------------------------
SEAFOOD CELEBRAION                                                  1,823,416                  Registered
----------------------------------------------------------------------------------------------------------

                                    XIV-A-2

----------------------------------------------------------------------------------------------------------
                                                                   REGISTRATION
UNITED STATES TRADEMARK DESCRIPTION                                   NUMBER                     STATUS
----------------------------------------------------------------------------------------------------------
AFC (word mark)                                                     2,010,357                  Registered
----------------------------------------------------------------------------------------------------------
NEW ORLEANS SHRIMP SHOP                                             1,981,765                  Registered
----------------------------------------------------------------------------------------------------------
VALUE LOVERS MENU                                                   1,906,145                  Registered
----------------------------------------------------------------------------------------------------------
DAY OF DREAMS (word mark)                                           75/213852*                 Pending
----------------------------------------------------------------------------------------------------------
GOTTA LOVE IT                                                       75/213651*                 Pending
----------------------------------------------------------------------------------------------------------
CHURCHS CHICKEN (logo & doorway design)                             1,918,270                  Registered
----------------------------------------------------------------------------------------------------------
FAR WEST (word mark)                                               74/605,423*                 Pending
----------------------------------------------------------------------------------------------------------
VALUE LOVERS MENU & design                                          1,944,736                  Registered
----------------------------------------------------------------------------------------------------------
TEXAS CHICKEN (word mark)                                           1,992,427                  Registered
----------------------------------------------------------------------------------------------------------
TEXAS CHICKEN Logo                                                  1,966,275                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES CHICKEN & BISCUITS (banner design)                         74/551,044*                 Pending
----------------------------------------------------------------------------------------------------------
POPEYES CHICKEN & BISCUITS (banner design)                          2,000,593                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES CHICKEN & BISCUITS (doorway design)                        74/551,043*                 Pending
----------------------------------------------------------------------------------------------------------
POPEYES CHICKEN & BISCUITS (doorway design)                         2,000,592                  Registered
----------------------------------------------------------------------------------------------------------
THIS PLACE COOKS.                                                   1,903,216                  Registered
----------------------------------------------------------------------------------------------------------
AFC Logo                                                            1,973,182                  Registered
----------------------------------------------------------------------------------------------------------
CHURCHS CHICKEN Logo                                                1,915,306                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES Building Design                                             1,107,609                  Registered
----------------------------------------------------------------------------------------------------------
PFC logo (design for manuals)                                       1,087,882                  Registered
----------------------------------------------------------------------------------------------------------
ULTRAFRYER (word mark)                                              2,002,020                  Registered
----------------------------------------------------------------------------------------------------------
MUCHO'S                                                             1,981,047                  Registered
----------------------------------------------------------------------------------------------------------
MUCHO'S Logo                                                        1,982,487                  Registered
----------------------------------------------------------------------------------------------------------
JALAPENO CHEESE BOMBERS                                            75/037,580*                 Pending
----------------------------------------------------------------------------------------------------------
POPEYES Building Design                                             1,210,081                  Registered
----------------------------------------------------------------------------------------------------------
FRANCHISOR OF CHOICE                                               74/725,852*                 Pending
----------------------------------------------------------------------------------------------------------
NEW AGE OF OPPORTUNITY                                              2,017,585                  Registered
----------------------------------------------------------------------------------------------------------
SWEET HEAT                                                          1,563,625                  Registered
----------------------------------------------------------------------------------------------------------
NEW AGE OF OPPORTUNITY logo                                         2,017,586                  Registered
----------------------------------------------------------------------------------------------------------
JAM SLAMMER (word mark)                                            75/129,887*                 Pending
----------------------------------------------------------------------------------------------------------
AFC ENTERPRISES & Design                                           75/160,522*                 Pending
----------------------------------------------------------------------------------------------------------

                                    XIV-A-3

----------------------------------------------------------------------------------------------------------
                                                                   REGISTRATION
UNITED STATES TRADEMARK DESCRIPTION                                   NUMBER                     STATUS
----------------------------------------------------------------------------------------------------------
AFC ENTERPRISES (word mark)                                        75/167,395*                 Pending
----------------------------------------------------------------------------------------------------------
StreetsMart                                                                                    Pending
----------------------------------------------------------------------------------------------------------
POPEYE'S FAMOUS FRIED CHICKEN & BISCUITS                              137,714                  Registered  (NH)
----------------------------------------------------------------------------------------------------------
POPEYES FAMOUS FRIED CHICKEN                                               22                  Registered  (NJ)
----------------------------------------------------------------------------------------------------------
POPEYES FAMOUS FRIED CHICKEN & BISCUITS                                19,483                  Registered  (PA)
----------------------------------------------------------------------------------------------------------
POPEYES FAMOUS FRIED CHICKEN                                                                   Registered
                                                                                               (TN)
----------------------------------------------------------------------------------------------------------
POPEYE'S FAMOUS FRIED CHICKEN & BISCUITS                               74,554                  Registered
                                                                                               (VT)
----------------------------------------------------------------------------------------------------------
POPEYES FAMOUS FRIED CHICKEN                                          247,219                  Registered
                                                                                               (WV)
----------------------------------------------------------------------------------------------------------
POPEYE'S FAMOUS FRIED CHICKEN                                          26,055                  Registered
                                                                                               (WI)
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                   76/3266                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                   76/3300                  Registered
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                                            Pending
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                                            Pending
----------------------------------------------------------------------------------------------------------
POPEYES (word mark)                                                                            Pending
----------------------------------------------------------------------------------------------------------
CHESAPEAKE BAGEL BAKERY                                             1,386,980                  Registered
----------------------------------------------------------------------------------------------------------
Miscellaneous Design                                                1,427,545                  Registered
----------------------------------------------------------------------------------------------------------
ULTIMATE BAGEL KNOT                                                                            Pending
----------------------------------------------------------------------------------------------------------
CHESAPEAKE BAGEL BAKERY                                                                        Pending
----------------------------------------------------------------------------------------------------------
CHESAPEAKE BAGEL BAKERY & design                                                               Pending
----------------------------------------------------------------------------------------------------------
CHESAPEAKE BAGEL BREW & design                                                                 Pending
==========================================================================================================
*Application Number

                                    XIV-A-4

                            TRADEMARK APPLICATIONS

 TRADEMARK
DESCRIPTION                APPLICATION NO.                   STATUS
-----------                ---------------                   ------


                                    XIV-A-5